UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  February 17, 2023
MID PENN BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-13677	25-1666413
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2407 Park Drive Harrisburg, Pennsylvania	1.866.642.7736	17110
(Address of Principal Executive Offices)	(Registrant’s telephone number, including area code)	(Zip Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	MPB	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4( c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

MID PENN BANCORP, INC.
FORM 8-K

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 17, 2023, Mid Penn Bank, the wholly-owned bank subsidiary of Mid Penn Bancorp, Inc., announced the appointment of Tracie Youngblood, CPA, as Chief Accounting Officer and Senior Vice President.

Ms. Youngblood, age 51, has over 25 years of banking and financial services experience. Prior to her joining Mid Penn Bank, Ms. Youngblood most recently served as Executive Vice President and Chief Financial Officer for Colony Bank (Fitzgerald, Georgia) from June 2019 to June 2022. Prior to her time with Colony Bank, Ms. Youngblood served as a Senior Vice President/Controller with Fidelity Bank (Atlanta, Georgia) from April 2018 to June 2019 and Senior Vice President/Controller of Square 1 Bank (Durham, North Carolina) from 2010 through February 2018. A certified public accountant, Ms. Youngblood is a graduate of Auburn University where she received her Bachelor of Science in Accounting and Masters in Business Administration.

In connection with her appointment, Ms. Youngblood will receive an annual base salary of $200,000, a change in control agreement with a severance benefit equal to 1.5 times her annual base salary as then in effect, and be eligible to participate in Mid Penn Bank's incentive, retirement and benefit plans as made available to similarly situated employees.

There are no family relationships between Ms. Youngblood and any director, executive officer or any person nominated or chosen by Mid Penn Bancorp., Inc. to become a director or executive officer. No information is required to be disclosed with respect to Mr. Youngblood pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID PENN BANCORP, INC.

Date: February 21, 2023	By:	/s/ Rory G. Ritrievi
Rory G. Ritrievi
President and Chief Executive Officer